UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2010 (October 1, 2010)

China Auto Logistics Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-34393	20-2574314
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461
(Address of principal executive offices)

(86) 22-2576-2771
(Registrant's telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of independent registered public accounting firm.

On October 1, 2010, China Auto Logistics Inc. (the “Company”) was informed by its independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”) that it has combined its practice with Marcum LLP (the “Merger”) and began practicing as “MarcumStonefield, a division of Marcum LLP” (“MarcumStonefield”) effective as of October 1, 2010.  As a result of the Merger, Stonefield effectively resigned as the Company's independent registered public accounting firm and MarcumStonefield, as the successor to Stonefield following the Merger, became the Company's independent registered public accounting firm.  The engagement of MarcumStonefield was approved by the Audit Committee of the Company's Board of Directors on October 5, 2010.

The principal accountant's reports of Stonefield on the financial statements of the Company as of and for the years ended December 31, 2009 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield's satisfaction would have caused Stonefield to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2009 and December 31, 2008 and through October 1, 2010, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Stonefield, dated October 6, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of new independent registered public accounting firm.

On October 5, 2010, the Audit Committee approved the engagement of MarcumStonefield as the Company’s independent registered public accounting firm, effective as of October 1, 2010.

During the years ended December 31, 2009 and December 31, 2008 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP or MarcumStonefield with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event of a type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated October 6, 2010, from Stonefield Josephson, Inc. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2010
CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Mr. Tong Shiping
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter dated October 6, 2010, from Stonefield Josephson, Inc. to the Securities and Exchange Commission.